UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7083

Name of Fund:  MuniYield Arizona Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Arizona Fund, Inc., 800 Scudders Mill Road, Plainsboro,
NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-
9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield Arizona
Fund, Inc.


www.mlim.ml.com


MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD ARIZONA FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Arizona Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield Arizona Fund, Inc. had a net annualized yield of 5.93%, based on a period-end per share net asset value of $14.83 and $.436 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.28%, based on a change in per share net asset value from $14.53 to $14.83, and assuming reinvestment of $.432 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 1.03% for Series A and 1.02% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.

Specific to Arizona, the state's municipal bond issuance remained strong during the six months ended April 30, 2003. The large municipal issuance is partly because of low borrowing rates and slow revenue growth. The difficult economic environment experienced nationwide impacted Arizona's economy and led to large projected budget deficits. However, the state entered the economic slowdown with a relatively strong profile that is based on slightly lower-than-national unemployment and faster-than-average population and personal income growth. Arizona also entered the slowdown with a substantial budget stabilization fund. The state addressed its fiscal difficulties through a combination of methods, including revenue bond issuance, expenditure cuts and project deferrals. Arizona is continuing to take a proactive approach at closing its budget deficit for 2004. While fiscal challenges lie ahead, actions to date indicate that Arizona is poised to address its budget realities and provide long-term credit stability.



MuniYield Arizona Fund, Inc., April 30, 2003


Portfolio Strategy
During the six months ended April 30, 2003, our principal portfolio strategy was to maintain the Fund's slightly defensive structure and competitive tax-exempt yield. We implemented this strategy by remaining fully invested and favoring premium coupon bonds. We also pursued the strategy of extending out the yield curve. The municipal yield curve has become exceptionally steep during the past year, with the ten-year area of the curve exhibiting considerable volatility. When available, we purchased premium coupon bonds in the 20-year - 25-year maturity range and sold bonds with ten-year - 15-year maturities. The larger issuance of municipal bonds during the period compared to levels one year ago assisted in implementing this strategy. We adopted our current strategy in recognition of relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the U.S. economy grew at sub-par levels. Additionally, significant international events contributed to the uncertainty facing the U.S. economy. Looking ahead, we expect to remain essentially fully invested and to retain the Fund's current defensive structure. We will wait until the domestic economy strengthens further before adopting a more defensive position.

During the period, the Fund's borrowing costs remained at very low levels, generally between 1% and 1.50%. These attractive borrowing levels, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Common Stock shareholder from the leveraging of the Preferred Stock. Further material declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, an increase in short-term interest rates by the Federal Reserve Board is even less anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Michael A. Kalinoski)
Michael A. Kalinoski
Vice President and Portfolio Manager



May 27, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Arizona
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted       Shares Withheld
                                                                                  For              From Voting
1. To elect the Fund's Directors:            James H. Bodurtha                 4,273,854             121,744
                                             Terry K. Glenn                    4,273,890             121,708
                                             Joe Grills                        4,273,216             122,382
                                             Roberta Cooper Ramo               4,272,254             123,344
                                             Robert S. Salomon, Jr.            4,269,227             126,371
                                             Stephen B. Swensrud               4,273,216             122,382



During the six-month period ended April 30, 2003, MuniYield Arizona
Fund, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                              Shares Voted       Shares Withheld
                                                                                  For              From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                1,072                  14




QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    63.4%
AA/Aa                                       6.9
A/A                                         9.1
BBB/Baa                                    14.2
BB/Ba                                       2.0
NR (Not Rated)                              4.4



MuniYield Arizona Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P     Moody's    Face
STATE          Ratings   Ratings   Amount  Issue                                                                   Value
Arizona--125.6%  NR*      NR*    $ 1,650   Arizona Educational Loan Marketing Corporation, Educational
                                           Loan Revenue Refunding Bonds, AMT, Junior Sub-Series, 6.30%
                                           due 12/01/2008                                                          $  1,699

                 AAA      NR*      1,820   Arizona HFA, Revenue Bonds (Tucson Pima IDA), AMT, Series 2A,
                                           5.50% due 1/01/2035 (i)                                                    1,916

                 BBB      Baa2     1,435   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                           Healthcare West), Series A, 6.625% due 7/01/2020                           1,515

                 AAA      Aaa      3,000   Arizona School Facilities Board, State School Improvement Revenue
                                           Bonds, 5.50% due 7/01/2017                                                 3,353

                 AAA      Aaa        325   Arizona State Municipal Financing Program, COP, Series 34, 7.25%
                                           due 8/01/2009 (b)                                                            405

                                           Arizona State University Revenue Bonds (e):
                 AAA      Aaa      1,500     5.75% due 7/01/2027                                                      1,664
                 AAA      NR*      4,335     DRIVERS, Series 270, 9.32% due 7/01/2021 (l)                             5,279

                                           Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                           Refunding Bonds, AMT:
                 NR*      A2       3,285     Junior Subordinated Series B-1, 6.15% due 5/01/2029                      3,536
                 NR*      Aaa      1,000     Senior Series A-1, 5.90% due 5/01/2024                                   1,067

                                           Arizona Tourism and Sports Authority, Tax Revenue Bonds:
                 NR*      Baa1     1,000     (Baseball Training Facilities Project), 5% due 7/01/2016                 1,017
                 NR*      Aaa      2,000     (Multi-purpose Stadium Facility), Series A, 5.375% due
                                             7/01/2023 (j)                                                            2,162

                 AAA      NR*        500   Glendale, Arizona, Development Authority, Educational Facilities
                                           Revenue Refunding Bonds (American Graduate School International),
                                           5.875% due 7/01/2015 (c)                                                     555

                                           Maricopa County, Arizona, Chandler Unified School District
                                           Number 80, GO (e):
                 AAA      Aaa        595     6.25% due 7/01/2011                                                        713
                 AAA      Aaa        405     6.25% due 7/01/2011 (d)                                                    490

                 AAA      Aaa      1,500   Maricopa County, Arizona, Gilbert Unified School District Number 41,
                                           GO, 6.25% due 7/01/2015 (h)                                                1,748

                 BBB      Baa1     2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds
                                           (Sun Health Corporation), 6.125% due 4/01/2018                             2,493

                 BBB      Baa2     1,025   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                           (Catholic Healthcare West Project), Series A, 5% due 7/01/2021               897

                 AAA      Aaa      2,400   Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding
                                           Bonds (Samaritan Health Services), Series A, 7% due 12/01/2016 (d)(j)      3,116

                 AAA      NR*      2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Place Five
                                           and Greenery Apartments), Series A, 6.625% due 1/01/2027 (d)               2,840

                                           Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT (f):
                 AAA      NR*      2,145     Series 1B, 6.25% due 9/01/2032 (i)                                       2,390
                 AAA      NR*        485     Series 1C, 7.65% due 12/01/2024 (g)                                        498

                 NR*      Aaa        780   Maricopa County, Arizona, Peoria Unified School District Number 11,
                                           GO, Refunding, 6.10% due 7/01/2010 (a)                                       831

                                           Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding, Series A:
                 BB+      Ba1      1,000     (El Paso Electric Company Project), 6.25% due 5/01/2037                  1,010
                 BBB-     Baa3     1,485     (Public Service Company of New Mexico Project), 6.30%
                                             due 12/01/2026                                                           1,518

                 AAA      NR*      2,250   Maricopa County, Arizona, Public Finance Corporation, Lease
                                           Revenue Bonds, RIB, Series 511X, 9.35% due 7/01/2014 (a)(l)                2,820

                 AA       Aa2      1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                           Number 48, GO, 6.60% due 7/01/2012                                         2,262

                 AAA      Aaa        500   Maricopa County, Arizona, Tempe Elementary Unified School
                                           District Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)                    637

                 NR*      Baa2     1,000   Maricopa County, Arizona, Unified School District Number 090,
                                           School Improvement, GO (Saddle Mountain), Series A, 5% due 7/01/2014       1,032

                                           Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                           Series A (j):
                 AAA      Aaa      1,000     5.875% due 1/01/2014                                                     1,147
                 AAA      Aaa      1,500     5.625% due 1/01/2015                                                     1,687

                 AAA      Aaa      3,000   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due
                                           7/01/2007 (e)(k)                                                           3,504

                 AAA      Aaa      2,500   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                           Revenue Refunding Bonds, Junior Lien, 5.50% due 7/01/2020 (e)              2,749

                 AA+      NR*      1,750   Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 13.305% due
                                           7/01/2008 (l)                                                              2,591

                 NR*      Aaa      2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing), 6.35%
                                           due 9/20/2035 (i)                                                          2,767

                 AAA      NR*      1,745   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT,
                                           Series 1A, 6.25% due 9/01/2032 (f)(i)                                      1,944

                 AAA      NR*        650   Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds
                                           (The Phoenix Authority), Series 1A, 5.875% due 6/01/2016 (f)(g)              726

                 B+       Ba3      1,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029          935

                 AAA      Aaa      1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds (Health Partners),
                                           Series A, 5.625% due 4/01/2014 (j)                                         1,121

                 AAA      NR*        915   Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                           Series A-1, 6.20% due 11/01/2030 (f)(g)                                    1,015

                 AAA      Aaa      3,050   Pima County, Arizona, Unified School District Number 1, Tucson, GO,
                                           Refunding, 7.50% due 7/01/2009 (e)                                         3,842

                 AAA      Aaa      1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2009 (k)                           1,196
                 BBB+     A3       2,250   Scottsdale, Arizona, IDA, Hospital Revenue Bonds (Scottsdale
                                           Healthcare), 5.80% due 12/01/2031                                          2,324

                 AA       NR*      1,500   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                           (Christian Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024       1,666

                                           Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding
                                           Bonds (Mortgage-Backed Securities Program), AMT, Series A-1 (g):
                 AAA      NR*      2,040     6% due 7/01/2021 (f)                                                     2,151
                 AAA      NR*      1,000     6.20% due 1/01/2034                                                      1,076

                 NR*      NR*      1,000   Vistancia, Arizona, Community Facilities District, GO, 6.75% due
                                           7/15/2022                                                                  1,024




Portfolio
Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax
          (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family



MuniYield Arizona Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P     Moody's    Face
STATE          Ratings   Ratings   Amount  Issue                                                                   Value
Puerto Rico--    A-       A3     $ 2,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
12.4%                                      Bonds, 5.625% due 5/15/2043                                             $  1,621

                 AAAr     Aaa        500   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                           9.813% due 7/01/2016 (j)(l)                                                  670

                 A        Baa1     1,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                           Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041 (j)            1,107

                 AAA      Aaa        695   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                           Receipts, Class R, Series 16 HH, 9.81% due 7/01/2013 (h)(l)                  951

                 NR*      Aaa        750   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                           RIB, Series 449X, 9.41% due 7/01/2016 (a)(l)                                 891

                 NR*      Baa2     1,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                                           Control Facilities Revenue Bonds (Cogeneration Facility--AES Puerto
                                           Rico Project), AMT, 6.625% due 6/01/2026                                   1,035

                 BBB+     Baa3     1,835   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                           Appropriation, Series E, 5.70% due 8/01/2025                               1,936

Virgin Islands-- BBB-    NR*      1,750    Virgin Islands Public Finance Authority, Revenue Refunding Bonds
3.0%                                       (Gross Receipts Taxes Loan Note), Series A, 6.375% due 10/01/2019          1,950


                                           Total Municipal Bonds (Cost--$86,303)--141.0%                             93,089




                                 Shares
                                  Held     Short-Term Securities
                                   1,402   CMA Arizona Municipal Money Fund (m)                                       1,402


                                           Total Short-Term Securities (Cost--$1,402)--2.1%                           1,402

                 Total Investments (Cost--$87,705)--143.1%                                                           94,491
                 Other Assets Less Liabilities--2.8%                                                                  1,845
                 Preferred Stock, at Redemption Value--(45.9%)                                                     (30,302)
                                                                                                                   --------
                 Net Assets Applicable to Common Stock--100.0%                                                     $ 66,034
                                                                                                                   ========

(a) AMBAC Insured.
(b) BIG Insured.
(c) Connie Lee Insured.
(d) Escrowed to maturity.
(e) FGIC Insured.
(f) FHLMC Collateralized.
(g) FNMA/GNMA Collateralized.
(h) FSA Insured.
(i) GNMA Collateralized.
(j) MBIA Insured.
(k) Prerefunded.
(l) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are the rates in effect at April 30, 2003.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                    (in Thousands)
                             Net          Dividend
Affiliate                  Activity        Income

CMA Arizona Municipal
Money Fund                  1,402            $3


*Not Rated.

See Notes to Financial Statements



STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$87,704,712)                                         $ 94,490,973
                  Receivables:
                     Interest                                                                $  1,782,368
                     Securities sold                                                              465,000
                     Dividends                                                                         25         2,247,393
                                                                                             ------------
                  Prepaid expenses                                                                                   10,806
                                                                                                               ------------
                  Total assets                                                                                   96,749,172
                                                                                                               ------------

Liabilities:      Payables:
                     Custodian bank                                                               311,801
                     Investment adviser                                                            40,088
                     Dividends to Common Stock shareholders                                        36,909
                     Other affiliates                                                                 744           389,542
                                                                                             ------------
                  Accrued expenses                                                                                   23,777
                                                                                                               ------------
                  Total liabilities                                                                                 413,319
                                                                                                               ------------

Preferred Stock:  Preferred Stock, at redemption value, par value $.10 per share
                  (518 Series A shares and 694 Series B shares of AMPS* issued and
                  outstanding at $25,000 per share liquidation preference)                                       30,302,233
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $ 66,033,620
Applicable To                                                                                                  ============
Common Stock:

Analysis of Net   Common Stock, par value $.10 per share (4,453,157 shares issued and
Assets Applicable outstanding)                                                                                 $    445,316
to Common Stock:  Paid-in capital in excess of par                                                               59,375,365
                  Undistributed investment income--net                                       $  1,049,582
                  Accumulated realized capital losses on investments--net                     (1,622,904)
                  Unrealized appreciation on investments--net                                   6,786,261
                                                                                             ------------
                  Total accumulated earnings--net                                                                 6,212,939
                                                                                                               ------------
                  Total--Equivalent to $14.83 net asset value per share of Common Stock
                  (market price--$14.49)                                                                       $ 66,033,620
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MuniYield Arizona Fund, Inc., April 30, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                     $  2,582,616
Income:           Dividends                                                                                           3,135
                                                                                                               ------------
                  Total income                                                                                    2,585,751
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $    236,763
                  Commission fees                                                                  37,292
                  Accounting services                                                              27,545
                  Professional fees                                                                25,439
                  Transfer agent fees                                                              16,536
                  Printing and shareholder reports                                                 11,375
                  Directors' fees and expenses                                                      9,247
                  Pricing fees                                                                      4,088
                  Custodian fees                                                                    3,492
                  Listing fees                                                                        877
                  Other                                                                            11,947
                                                                                             ------------
                  Total expenses before reimbursement                                             384,601
                  Reimbursement of expenses                                                       (2,538)
                                                                                             ------------
                  Total expenses after reimbursement                                                                382,063
                                                                                                               ------------
                  Investment income--net                                                                          2,203,688
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                                 411,666
Unrealized        Change in unrealized appreciation on investments--net                                             797,344
Gain on                                                                                                        ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          1,209,010
                                                                                                               ------------

Dividends to      Investment income--net                                                                          (154,233)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $  3,258,465
                                                                                                               ============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                     $  2,203,688      $  4,325,086
                  Realized gain on investments--net                                               411,666         1,286,543
                  Change in unrealized appreciation on investments--net                           797,344         (152,921)
                  Dividends to Preferred Stock shareholders                                     (154,233)         (382,953)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          3,258,465         5,075,755
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                      (1,923,764)       (3,576,227)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to Common Stock
                  shareholders                                                                (1,923,764)       (3,576,227)
                                                                                             ------------      ------------

Common Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions:     of dividends                                                                         --            38,976
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                       1,334,701         1,538,504
Applicable To     Beginning of period                                                          64,698,919        63,160,415
Common Stock:                                                                                ------------      ------------
                  End of period*                                                             $ 66,033,620      $ 64,698,919
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  1,049,582      $    923,891
                                                                                             ============      ============

See Notes to Financial Statements.



MuniYield Arizona Fund, Inc., April 30, 2003


FINANCIAL HIGHLIGHTS

                  The following per share data and ratios       For the
                  have been derived from information           Six Months
                  provided in the financial statements.          Ended
                                                               April 30,           For the Year Ended October 31,
                  Increase (Decrease) in Net Asset Value:        2003        2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $   14.53    $   14.19    $   13.11    $   12.54    $   14.14
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++    Investment income--net                       .49+++++          .97          .94          .95          .92
                  Realized and unrealized gain (loss)
                  on investments--net                               .27          .26         1.02          .57       (1.59)
                  Dividends to Preferred Stock shareholders
                  from investment income--net                     (.03)        (.09)        (.20)        (.27)        (.20)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .73         1.14         1.76         1.25        (.87)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends to Common Stock
                  shareholders from investment
                  income--net                                     (.43)        (.80)        (.68)        (.68)        (.73)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.83    $   14.53    $   14.19    $   13.11    $   12.54
                                                              =========    =========    =========    =========    =========


                  Market price per share, end of period       $   14.49    $   13.25    $   13.19    $  11.125    $ 11.5625
                                                              =========    =========    =========    =========    =========
Total Investment  Based on market price per share             12.80%+++        6.54%       25.09%        2.40%     (13.55%)
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share           5.28%+++        8.60%       14.20%       11.26%      (6.34%)
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement***        1.18%*        1.28%        1.33%        1.26%        1.25%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses***                              1.19%*        1.28%        1.33%        1.30%        1.25%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net***                6.83%*        6.86%        6.88%        7.55%        6.78%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred Stock
                  shareholders                                    .48%*         .61%        1.48%        2.13%        1.49%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common Stock
                  shareholders                                   6.35%*        6.25%        5.41%        5.42%        5.29%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement            .81%*         .86%         .89%         .82%         .83%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                  .81%*         .86%         .89%         .85%         .83%
Common &                                                      =========    =========    =========    =========    =========
Preferred         Total investment income--net                   4.66%*        4.63%        4.60%        4.91%        4.53%
Stock:***                                                     =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders      1.03%*        1.26%        2.97%        3.97%        2.99%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)                $  66,034    $  64,699    $  63,160    $  58,364    $  55,787
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $  30,300    $  30,300    $  30,300    $  30,300    $  30,300
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             10.63%       42.51%       45.89%       46.71%       29.48%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,179    $   3,135    $   3,085    $   2,926    $   2,841
                                                              =========    =========    =========    =========    =========


Dividends Per     Series A--Investment income--net            $     128    $     305    $     742    $   1,011    $     756
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     127    $     324    $     742    $     984    $     740
Outstanding:                                                  =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MuniYield Arizona Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $2,538.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$1,040 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $9,888,584 and $10,934,812, respectively.

Net realized gains for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:


                                        Realized         Unrealized
                                         Gains             Gains

Long-term investments                $   411,666        $ 6,786,261
                                     -----------        -----------
Total                                $   411,666        $ 6,786,261
                                     ===========        ===========



As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $6,779,845, of which $7,156,313 related to appreciated securities and $376,468 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $87,711,128.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 remained constant and during the year ended October 31, 2002 increased by 2,739 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, .90% and Series B, 1.00%.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $5,315 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $1,757,052, of which $1,252,993 expires in 2003, $437,250 expires in
2008 and $66,809 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.074000 per share on May 29, 2003 to shareholders of record on May 16, 2003.




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Melvin R. Seiden, Director of MuniYield Arizona Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286


ASE Symbol
MZA



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Arizona Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Arizona Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Arizona Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Arizona Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.